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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 10, 2014
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 10, 2014, Sherry M. Smith was appointed to the Board of Directors (the “Board”) of Realogy Holdings Corp. (“Realogy Holdings”) and the Board of Managers of Realogy Holdings' indirect wholly owned subsidiary, Realogy Group LLC. She was also appointed as a member of the Audit Committee of the Board of Realogy Holdings and the Board of Managers of Realogy Group LLC and designated as an “audit committee financial expert” by the Realogy Holdings Board.
Ms. Smith has been determined by the Board to be an independent director for purposes of the listing standards of The New York Stock Exchange. With Ms. Smith’s appointment, the Realogy Holdings Board now consists of nine directors, seven of whom are independent directors and four of whom are women.
Ms. Smith, age 53, spent 25 years with SuperValu Inc., a grocery retailer and food distributor, most recently as its chief financial officer and executive vice president from December 2010 until August 2013. She previously served as senior vice president of finance from 2006 until 2010, and before that as senior vice president of finance and treasurer from 2002 until 2005, and in various other capacities with SuperValu Inc., from 1987 to 2002 including accounting, audit, controller, compensation, mergers and acquisitions, strategic planning and treasury.
Ms. Smith will receive compensation for her service as a Realogy Holdings director and member of its Audit Committee in accordance with the Realogy Holdings' director compensation guidelines set forth on pages 13 and 14 of the Realogy Holdings' 2014 proxy statement filed with the Securities and Exchange Commission on March 14, 2014, and "Item 5. Other Events” of Realogy Holdings' Form 10-Q for the three months ended March 31, 2014, which sections of the proxy statement and Form 10-Q are incorporated herein by reference.
There have been no transactions and there are no currently proposed transactions in which the Realogy Holdings or Realogy Group was or is to be a participant and in which Ms. Smith had or will have a direct or indirect material interest that requires disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ ANTHONY E. HULL
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: December 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ ANTHONY E. HULL
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: December 10, 2014